UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 20, 2009
Merck & Co., Inc.

(Exact Name of Registrant as Specified in Its Charter)
New Jersey

(State or Other Jurisdiction of Incorporation)

1-3305	22-1109110

(Commission File Number)	(I.R.S. Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ	08889-0100

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (908) 423-1000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-12
EX-23
EX-99.1

Item 8.01. Other Events.
          On January 1, 2009, Merck & Co., Inc. (the “Company”) adopted the provisions of (i) Financial Accounting Standards Board (“FASB”) Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment to ARB No. 51 (“FAS 160”) and (ii) FASB Staff Position EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (“FSP EITF 03-6-1”).
          Based upon the effective date of the pronouncement, the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Form 10-K”) did not reflect the adoption of FAS 160 and FSP EITF 03-6-1. Accordingly, the following sections of the Company’s Form 10-K have been updated solely to reflect the retrospective presentation and computational requirements of FAS 160 and FSP EITF 03-6-1 that were not yet effective for the financial statements originally filed with the Form 10-K, and are filed herewith as Exhibit 99.1 and incorporated herein by reference:
•	Item 6 — Selected Financial Data

•	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8 — Financial Statements and Supplementary Data

•	Notes to Consolidated Financial Statements
          FAS 160 provides guidance for the accounting, reporting and disclosure of noncontrolling interests and requires, among other things, that noncontrolling interests be recorded as equity in the consolidated financial statements. The adoption of this standard resulted in the reclassification of $2.4 billion previously classified as Minority Interests to Noncontrolling Interests, a separate component of Equity on the Consolidated Balance Sheet. Additionally, Net Income Attributable to Noncontrolling Interests is now shown separately from Net Income Attributable to Merck & Co., Inc. in the Consolidated Statement of Income.
          FSP EITF 03-6-1 states that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are considered participating securities and shall be included in the computation of earnings per share pursuant to the two-class method. The two-class method is an earnings allocation formula that treats a participating security as having rights to earnings that would otherwise have been available to common stockholders. Restricted Stock Units (“RSUs”) granted by the Company to certain management level employees participate in dividends on the same basis as common shares and are nonforfeitable by the holder. As a result these RSUs meet the definition of a participating security. The adoption of this standard was not material to the Company’s results of operations (see Note 16).
          Also filed with this Current Report on Form 8-K is the revised Computation of Ratios of Earnings to Fixed Charges, attached as Exhibit 12.
          No attempt has been made to update other information in the Form 10-K except to the extent expressly provided above.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

12	Computation of Ratios of Earnings to Fixed Charges, as revised

23	Consent of Independent Registered Public Accounting Firm

99.1	Selected Items of the 2008 Annual Report on Form 10-K, as revised

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merck & Co., Inc.
Date: May 20, 2009	By:	/s/ Debra A. Bollwage
Debra A. Bollwage
Senior Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description

12	Computation of Ratios of Earnings to Fixed Charges, as revised

23	Consent of Independent Registered Public Accounting Firm

99.1	Selected Items of the 2008 Annual Report on Form 10-K, as revised